EXHIBIT 99.1

NEWS RELEASE

For More Information Contact:	For Release - April 21, 2004
J. Downey Bridgwater, President & Chief Executive Officer
713-507-2670
Stephen Raffaele, Executive Vice President & Chief Financial Officer
713-507-7408

STERLING BANCSHARES FIRST QUARTER EARNINGS TOTAL

$5.2 MILLION, DILUTED EPS OF $0.12

Focus on Asset Quality Leads to Overall Improvement

HOUSTON, TX, April 21, 2004 – Sterling Bancshares, Inc. (NASDAQ: SBIB) today announced results for the first quarter ended March 31, 2004.

The Company reported net income of $5.2 million, or $0.12 per diluted share for the first quarter of 2004 compared to $11.2 million or $0.25 per diluted share for the first quarter of 2003. Net income for the first quarter of 2003 included income from discontinued operations after taxes of $1.7 million or $0.04 per diluted share and an after-tax gain on the sale of a rural banking office of $2.2 million or $0.05 per diluted share.

“We achieved our expectations for first quarter earnings,” commented J. Downey Bridgwater, President and Chief Executive Officer. “Moreover, we are on target with our goals to improve the Company’s asset quality. Our nonperforming asset measures are in-line with our expectations and are moving to an acceptable level.”

In January, the Company commented on three nonperforming relationships, each of these was well secured and consisted of multiple loans totaling approximately $13.0 million. There were favorable developments on two of these relationships. One of these relationships is now on performing status and the second is being liquidated.

During the first quarter of 2004, the Company sold $10.7 million of nonperforming loans which resulted in an increase in charge-offs of $4.6 million. The Company had provided for the losses on these nonperforming loans during previous periods and decided to sell these loans to minimize its loss exposure.

“With asset quality improving, we can now fully direct our efforts toward loan growth, the further development of our new and existing customer base, as well as the redeployment of our capital,” continued Mr. Bridgwater. “A strong fundamental growth outlook coupled with an improving economy has reinforced our confidence in Sterling’s ability to further grow the bank’s assets.”

Nonperforming assets were $19.1 million at March 31, 2004 or 0.89% of total loans and foreclosed properties. On a linked-quarter comparison, nonperforming assets decreased 47% during the first quarter of 2004 as compared with the fourth quarter of 2003. Net

Sterling Bancshares, Inc., News Release

April 21, 2004

charge-offs were $7.6 million or 1.42% (annualized) of average total loans in the first quarter of 2004, compared to $2.9 million or 0.48% (annualized) of average total loans in the first quarter of last year.

Overall, the allowance for credit losses at March 31, 2004 was $26.6 million and represented 1.24% of total loans. The allowance for credit losses at quarter-end was 162.6% of nonperforming loans, up favorably from 90.7% at December 31, 2003, principally because of the improvements in asset quality during the first quarter. The provision for credit losses for the first quarter of 2004 was $3.5 million, down $950 thousand compared with the first quarter of 2003.

Net interest income was $33.0 million in the first quarter of 2004. The net interest margin for the first quarter of 2004 was 4.58%, up four basis points from the fourth quarter of 2003 and down 31 basis points from the 4.89% margin for the first quarter of 2003. The Company’s net interest margin has stabilized after the sharp declines in market interest rates of the past few years.

Average loans held for investment were $2.1 billion for the first quarter of 2004, up 3.2% on a linked-quarter basis and up 8.8% from the first quarter of 2003. Average total deposits for the first quarter of 2004 were $2.5 billion, down 3.2% from the first quarter of 2003. The decrease in deposits was due primarily to the divestitures of four rural banking offices and the Company’s mortgage-banking operations during 2003.

Noninterest income was $7.2 million in the first quarter of 2004, down $4.1 million as compared with the first quarter of last year. Noninterest income for the first quarter of last year included a pre-tax gain on the sale of a rural banking office of $3.4 million.

Noninterest expense for the first quarter of 2004 was $29.1 million, up $1.0 million as compared with the first quarter of 2003. Higher salary and benefit costs were partially offset by lower expenses in other areas of noninterest expense. Annual officer salary increases effective on January 1st and incentive compensation contributed to the higher salary and benefit costs in the first quarter of 2004.

On September 30, 2003, the Company completed the sale of its mortgage-banking operations. The results of its operations are reported as income from discontinued operations. Separately, as a banking operation, Sterling Bank benefited by financing the mortgage-banking operation’s mortgage loans held for sale. Due to decisions made by the buyer, Sterling Bank lost the benefit of the mortgage warehouse shortly after completing the sale.

At March 31, 2004, Sterling had total assets of $3.2 billion, total loans of $2.1 billion and total deposits of $2.5 billion. The Company’s shareholders’ equity of $300 million at March 31, 2004 is strong at 9.48% of total assets. Book value per common share at period-end was $6.69.

Sterling Bancshares, Inc., News Release

April 21, 2004

Conference Call

Downey Bridgwater, President and Chief Executive Officer and Stephen Raffaele, Executive Vice President and Chief Financial Officer invite you to listen to the Company’s first quarter earnings conference call that will be broadcast live via telephone and over the Internet on Wednesday, April 21, 2004 at 11:00 AM Eastern Time. To participate, please visit the Investor Relations section of the Company’s web site at www.banksterling.com or call (847) 413-3401. An audio archive of the call will be available on the web site beginning on Thursday, April 22, 2004.

Forward-Looking Statements

Except for historical information contained herein, this press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties, including, but not limited to, the following: general business and economic conditions in the markets the Company serves may be less favorable than anticipated which could decrease the demand for loan, deposit and other financial services and increase loan delinquencies and defaults; changes in market rates and prices may adversely impact the value of securities, loans, deposits and other financial instruments; the Company’s liquidity requirements could be adversely affected by changes in its assets and liabilities; legislative or regulatory developments including changes in laws concerning taxes, banking, securities, insurance and other aspects of the financial securities industry; competitive factors may increase, including product and pricing pressures among financial services organizations; the effect of changes in accounting policies and practices, as may be adopted by regulatory agencies, as well as the Financial Accounting Standards Board and other accounting regulatory agencies; and changes in fiscal and governmental policies of the United States federal government could have an adverse effect on the Company’s business. Please also read the additional risks and factors described from time to time in the Company’s reports filed with the Securities and Exchange Commission, including the Company’s Annual Report on
Form 10-K for the year ended December 31, 2003.

About Sterling Bancshares

Sterling Bancshares, Inc., is a Houston-based bank holding company with assets of $3.2 billion, operating 37 banking offices in the greater metro areas of Houston, Dallas, and San Antonio, Texas. These cities are the 4th, 8th and 9th largest in the United States based on population. The Company’s common stock is traded through the NASDAQ National Market System under the symbol “SBIB”.

–Tables to follow –

STERLING BANCSHARES, INC.

SELECTED FINANCIAL INFORMATION (Unaudited)

(dollars in thousands, except for per share data)

	Quarter Ended
	Mar. 31, 2004	Dec. 31, 2003	Mar. 31, 2003
Profitability
Income from continuing operations	$5,234	$5,197	$9,541
Income from discontinued operations	$—	$694	$1,696

Net income	$5,234	$5,891	$11,237

Earnings per common share from continuing operations
Basic	$0.12	$0.12	$0.22
Diluted	$0.12	$0.12	$0.21
Earnings per common share from discontinued operations
Basic	$—	$0.01	$0.04
Diluted	$—	$0.01	$0.04
Earnings per common share
Basic	$0.12	$0.13	$0.26
Diluted	$0.12	$0.13	$0.25

Return on average common equity (1)
Total	7.09%	8.08%	17.86%
Continuing operations	7.09%	7.13%	15.17%
Return on average assets (1)
Total	0.66%	0.78%	1.36%
Continuing operations	0.66%	0.68%	1.15%
Net interest margin	4.58%	4.54%	4.89%
Efficiency ratio	72.23%	72.12%	60.02%

Liquidity and Capital Ratios
Average loans to average deposits	87.35%	88.81%	97.61%
Period-end shareholders' equity to total assets	9.48%	9.12%	7.96%
Average shareholders' equity to average assets	9.34%	9.61%	7.61%
Period-end tangible capital to total tangible assets	7.59%	7.24%	6.40%
Tier 1 capital to risk-weighted assets	12.57%	12.30%	10.03%
Total capital to risk-weighted assets	15.59%	15.40%	11.10%
Tier 1 leverage ratio (Tier 1 capital to average assets)	9.96%	10.38%	8.44%

Other Data
Shares used in computing earnings per common share
Basic	44,700	44,425	43,987
Diluted	45,191	44,889	44,727
End of period common shares outstanding	44,756	44,642	43,993
Book value per common share at period-end
Total	$6.69	$6.55	$5.86
Tangible	$5.25	$5.09	$4.63
Cash dividends paid per common share	$0.050	$0.045	$0.045
Common stock dividend payout ratio	42.68%	33.92%	17.61%
Full-time equivalent employees	1,044	1,036	1,038
Number of banking offices	37	37	39

STERLING BANCSHARES, INC.

CONSOLIDATED BALANCE SHEETS (Unaudited)

(dollars in thousands)

	Mar. 31, 2004	Dec. 31, 2003	Sept. 30, 2003	June 30, 2003	Mar. 31, 2003
ASSETS
Cash and cash equivalents	$118,240	$136,764	$134,133	$156,674	$124,952
Interest-bearing deposits in financial institutions	1,324	1,358	1,338	1,239	1,413
Trading assets	137,623	172,825	131,597	137,784	100,252
Available-for-sale securities, at fair value	542,636	522,936	312,005	225,785	232,172
Held-to-maturity securities, at amortized cost	39,053	42,157	45,973	53,473	56,593
Loans held for sale	10,730	26,308	311,729	604,337	481,789
Loans held for investment	2,137,245	2,130,731	2,010,253	2,042,149	1,979,438

Total loans	2,147,975	2,157,039	2,321,982	2,646,486	2,461,227
Allowance for credit losses	(26,609)	(30,722)	(31,350)	(31,574)	(28,429)

Loans, net	2,121,366	2,126,317	2,290,632	2,614,912	2,432,798
Premises and equipment, net	48,572	48,541	44,845	46,688	48,712
Real estate acquired by foreclosure	1,497	2,124	2,669	4,736	5,177
Goodwill	62,480	62,933	50,354	50,354	52,096
Core deposit intangible, net	2,202	2,326	1,757	1,868	1,982
Accrued interest receivable	12,203	12,046	11,549	12,125	12,296
Other assets	76,089	76,553	99,077	100,594	122,487
Assets related to discontinued operations	—	—	—	41,409	53,940

TOTAL ASSETS	$3,163,285	$3,206,880	$3,125,929	$3,447,641	$3,244,870

LIABILITIES AND SHAREHOLDERS' EQUITY
LIABILITIES:
Deposits:
Noninterest-bearing demand	$862,729	$834,313	$961,877	$1,030,942	$964,014
Interest-bearing demand	911,983	929,577	862,271	869,760	882,115
Certificates and other time deposits	731,640	654,479	592,114	693,114	683,551

Total deposits	2,506,352	2,418,369	2,416,262	2,593,816	2,529,680
Other borrowed funds	201,950	324,160	231,956	402,800	301,575
Notes payable	—	—	17,028	18,694	20,360
Subordinated debt	48,319	46,533	47,453	49,254	—
Junior subordinated debt (2)	82,475	82,475	82,475	82,475	82,475
Accrued interest payable and other liabilities	24,329	42,747	43,625	5,561	15,358
Liabilities related to discontinued operations	—	—	—	33,527	37,028

Total liabilities	2,863,425	2,914,284	2,838,799	3,186,127	2,986,476
COMMITMENTS AND CONTINGENCIES	—	—	—	—	—
SHAREHOLDERS' EQUITY
Convertible preferred stock	20	20	20	20	59
Common stock	44,756	44,642	44,232	44,159	43,993
Capital surplus	50,036	48,953	46,329	45,611	44,717
Retained earnings	200,818	197,819	193,928	168,576	165,919
Accumulated other comprehensive income— net unrealized gain on available-for-sale securities, net of tax	4,230	1,162	2,621	3,148	3,706

Total shareholders' equity	299,860	292,596	287,130	261,514	258,394

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$3,163,285	$3,206,880	$3,125,929	$3,447,641	$3,244,870

STERLING BANCSHARES, INC.

CONSOLIDATED STATEMENTS OF INCOME (Unaudited)

(dollars in thousands, except for per share data)

	Quarter Ended
	Mar. 31, 2004	Dec. 31, 2003	Sept. 30, 2003	June 30, 2003	Mar. 31, 2003
Interest income:
Loans, including fees	$33,234	$32,766	$40,396	$41,172	$40,024
Securities:
Taxable	5,280	3,864	2,162	2,201	2,724
Non-taxable	455	489	529	595	649
Trading assets	1,202	977	857	871	862
Federal funds sold	20	63	27	39	47
Deposits in financial institutions	15	16	17	17	19

Total interest income	40,206	38,175	43,988	44,895	44,325

Interest expense:
Demand and savings deposits	953	1,016	987	1,288	1,461
Certificates and other time deposits	3,365	3,094	3,461	3,827	4,226
Other borrowed funds	681	504	1,491	1,578	1,348
Notes payable	—	128	137	155	165
Subordinated debt	595	598	589	716	—
Junior subordinated debt (2)	1,591	1,592	1,590	1,597	1,600

Total interest expense	7,185	6,932	8,255	9,161	8,800

Net interest income	33,021	31,243	35,733	35,734	35,525
Provision for credit losses	3,500	3,000	4,150	6,098	4,450

Net interest income after provision for credit losses	29,521	28,243	31,583	29,636	31,075

Noninterest income:
Customer service fees	3,921	3,853	4,061	3,986	4,314
Net gain (loss) on the sale of banking offices	—	277	—	(142)	3,382
Net gain on the sale of securities	143	531	—	—	374
Net gain on the sale of trading assets	348	154	405	280	347
Other	2,805	2,614	3,012	2,963	2,859

Total noninterest income	7,217	7,429	7,478	7,087	11,276

Noninterest expense:
Salaries and employee benefits	17,687	15,609	16,583	16,082	17,251
Occupancy expense	3,597	3,656	3,996	3,960	3,752
Technology	1,388	1,452	1,289	1,229	1,200
Professional fees	1,062	1,324	1,317	1,289	694
Postage and delivery charges	535	527	527	522	597
Supplies	340	311	304	332	354
Core deposit intangible amortization	124	126	111	114	114
Other	4,329	4,887	3,802	3,976	4,129

Total noninterest expense	29,062	27,892	27,929	27,504	28,091

Income before income taxes	7,676	7,780	11,132	9,219	14,260
Provision for income taxes	2,442	2,583	3,707	3,028	4,719

Income from continuing operations	$5,234	$5,197	$7,425	$6,191	$9,541
Income (loss) from discontinued operations before income taxes	—	1,101	44,426	(2,534)	2,827
Provision for income taxes	—	407	24,510	(984)	1,131

Income (loss) from discontinued operations	—	694	19,916	(1,550)	1,696

Net income	$5,234	$5,891	$27,341	$4,641	$11,237

Earnings per share from continuing operations:
Basic	$0.12	$0.12	$0.17	$0.14	$0.22

Diluted	$0.12	$0.12	$0.17	$0.14	$0.21

Earnings per share:
Basic	$0.12	$0.13	$0.62	$0.11	$0.26

Diluted	$0.12	$0.13	$0.61	$0.10	$0.25

STERLING BANCSHARES, INC.

SELECTED FINANCIAL INFORMATION (Unaudited)

(dollars in thousands)

	Quarter Ended
	March 31, 2004			December 31, 2003
	Average Balance	Interest	Yield/ Rate	Average Balance	Interest	Yield/ Rate
Interest-Earning Assets:
Loans held for sale	$9,210	$128	5.59%	$14,292	$121	3.36%
Loans held for investment:
Taxable	2,143,084	33,039	6.20%	2,077,119	32,577	6.22%
Tax-exempt	4,188	67	6.43%	4,325	68	6.24%
Securities:
Taxable	528,063	5,280	4.02%	415,446	3,864	3.69%
Tax-exempt	41,496	455	4.41%	44,499	489	4.36%
Trading assets	163,807	1,202	2.95%	147,675	977	2.62%
Federal funds sold	10,915	20	0.74%	28,004	63	0.89%
Deposits in financial institutions	1,480	15	4.08%	1,780	16	3.57%

Total interest-earning assets	2,902,243	40,206	5.57%	2,733,140	38,175	5.54%
Noninterest-earning assets	278,937			278,886

Total Assets	$3,181,180			$3,012,026

Interest-Bearing Liabilities:
Deposits:
Demand and savings	$941,006	953	0.41%	$908,949	1,016	0.44%
Certificates and other time	719,620	3,365	1.88%	608,162	3,094	2.02%
Other borrowings	247,794	681	1.11%	172,627	504	1.16%
Notes payable	—	—	—	16,598	128	3.06%
Subordinated debt	47,112	595	5.08%	46,607	598	5.09%
Junior subordinated debt (2)	82,475	1,591	7.76%	82,475	1,592	7.66%

Total interest-bearing liabilities	2,038,007	7,185	1.42%	1,835,418	6,932	1.50%
Noninterest-bearing sources:
Noninterest-bearing liabilities	846,121			887,020
Shareholders' equity	297,052			289,588

Total Liabilities and Shareholders' Equity	$3,181,180			$3,012,026

Net Interest Income & Margin		$33,021	4.58%		$31,243	4.54%

STERLING BANCSHARES, INC.

SELECTED FINANCIAL INFORMATION (Unaudited)

(dollars in thousands)

	Quarter Ended
	March 31, 2004			March 31, 2003
	Average Balance	Interest	Yield/ Rate	Average Balance	Interest	Yield/ Rate
Interest-Earning Assets:
Loans held for sale	$9,210	$128	5.59%	$515,814	$7,142	5.62%
Loans held for investment:
Taxable	2,143,084	33,039	6.20%	1,968,588	32,803	6.76%
Tax-exempt	4,188	67	6.43%	4,958	79	6.46%
Securities:
Taxable	528,063	5,280	4.02%	260,308	2,724	4.24%
Tax-exempt	41,496	455	4.41%	58,942	649	4.47%
Trading assets	163,807	1,202	2.95%	121,181	862	2.88%
Federal funds sold	10,915	20	0.74%	16,293	47	1.17%
Deposits in financial institutions	1,480	15	4.08%	1,149	19	6.71%

Total interest-earning assets	2,902,243	40,206	5.57%	2,947,233	44,325	6.10%
Noninterest-earning assets	278,937			411,439

Total Assets	$3,181,180			$3,358,672

Interest-Bearing Liabilities:
Deposits:
Demand and savings	$941,006	953	0.41%	$921,551	1,461	0.64%
Certificates and other time	719,620	3,365	1.88%	714,873	4,226	2.40%
Other borrowings	247,794	681	1.11%	400,184	1,348	1.37%
Notes payable	—	—	—	20,717	165	3.23%
Subordinated debt	47,112	595	5.08%	—	—	—
Junior subordinated debt (2)	82,475	1,591	7.76%	82,475	1,600	7.87%

Total interest-bearing liabilities	2,038,007	7,185	1.42%	2,139,800	8,800	1.67%
Noninterest-bearing sources:
Noninterest-bearing liabilities	846,121			963,128
Shareholders' equity	297,052			255,744

Total Liabilities and Shareholders' Equity	$3,181,180			$3,358,672

Net Interest Income & Margin		$33,021	4.58%		$35,525	4.89%

STERLING BANCSHARES, INC.

SELECTED FINANCIAL INFORMATION (Unaudited)

(dollars in thousands)

	Quarter Ended
	Mar. 31, 2004	Dec. 31, 2003	Sept. 30, 2003	June 30, 2003	Mar. 31, 2003
Condensed Average Balance Sheet
Loans held for sale	$9,210	$14,292	$621,113	$617,822	$515,814
Loans held for investment	2,147,272	2,081,444	2,034,079	2,007,484	1,973,546

Total loans	2,156,482	2,095,736	2,655,192	2,625,306	2,489,360
Securities	569,559	459,945	302,940	295,811	319,250
Trading assets	163,807	147,675	126,349	107,383	121,181
Other earning assets	12,395	29,784	14,066	15,249	17,442

Total earning assets	2,902,243	2,733,140	3,098,547	3,043,749	2,947,233
Goodwill	62,715	57,955	50,354	51,082	55,190
Core deposit intangible, net	2,266	2,481	1,815	1,930	2,045
Other assets	213,956	218,450	249,423	292,562	301,680
Assets related to discontinued operations	—	—	36,683	53,767	52,524

Total assets	$3,181,180	$3,012,026	$3,436,822	$3,443,090	$3,358,672

Noninterest bearing deposits	$808,109	$842,748	$913,403	$949,373	$913,969
Interest-bearing deposits	1,660,626	1,517,111	1,535,491	1,565,790	1,636,424

Total deposits	2,468,735	2,359,859	2,448,894	2,515,163	2,550,393
Other borrowings	247,794	172,627	527,771	470,633	400,184
Notes payable	—	16,598	17,553	19,792	20,717
Subordinated debt	47,112	46,607	46,356	44,994	—
Junior subordinated debt (2)	82,475	82,475	82,475	82,475	82,475
Other liabilities	38,012	44,272	10,390	13,085	14,273
Liabilities related to discontinued operations	—	—	35,995	33,200	34,886

Total liabilities	2,884,128	2,722,438	3,169,434	3,179,342	3,102,928
Shareholders' equity	297,052	289,588	267,388	263,748	255,744

Total liabilities and shareholders' equity	$3,181,180	$3,012,026	$3,436,822	$3,443,090	$3,358,672

	Mar. 31, 2004	Dec. 31, 2003	Sept. 30, 2003	June 30, 2003	Mar. 31, 2003
Period-end Loans:
Loans held for sale	$10,730	$26,308	$311,729	$604,337	$481,789
Loans held for investment
Commercial and industrial	624,600	666,767	627,378	635,240	608,456
Real estate:
Commercial	794,410	756,163	703,548	690,867	653,643
Construction and development	416,575	401,578	382,062	385,295	383,459
Residential mortgage	199,575	201,279	187,549	200,145	197,606
Consumer/other	102,085	104,944	109,716	130,602	136,274

Loans held for investment	2,137,245	2,130,731	2,010,253	2,042,149	1,979,438

Total period-end loans	$2,147,975	$2,157,039	$2,321,982	$2,646,486	$2,461,227

	Mar. 31, 2004	Dec. 31, 2003	Sept. 30, 2003	June 30, 2003	Mar. 31, 2003
Period-end Deposits:
Noninterest-bearing demand	$862,729	$834,313	$961,877	$1,030,942	$964,014
Interest-bearing demand	911,983	929,577	862,271	869,760	882,115
Certificates and other time deposits
Jumbo	521,810	441,680	378,380	470,393	451,101
Regular	209,830	212,799	213,734	222,721	232,450

Total period-end deposits	$2,506,352	$2,418,369	$2,416,262	$2,593,816	$2,529,680

STERLING BANCSHARES, INC.

SELECTED FINANCIAL INFORMATION (Unaudited)

(dollars in thousands)

	Quarter Ended
	Mar. 31, 2004	Dec. 31, 2003	Sept. 30, 2003	June 30, 2003	Mar. 31, 2003
Average loans outstanding	$2,156,482	$2,095,736	$2,655,192	$2,625,306	$2,489,360

Loans outstanding at period-end	$2,147,975	$2,157,039	$2,321,982	$2,646,486	$2,461,227

Allowance for Credit Losses
Allowance for credit losses at beginning of period	$30,722	$31,350	$31,574	$28,429	$27,248
Charge-offs:
Commercial, financial, and industrial	5,574	4,282	2,514	1,905	1,896
Real estate, mortgage and construction	2,295	399	1,753	1,468	866
Consumer	499	271	661	222	436

Total charge-offs	8,368	4,952	4,928	3,595	3,198

Recoveries:
Commercial, financial, and industrial	586	380	435	507	125
Real estate, mortgage and construction	91	6	9	53	89
Consumer	78	83	110	82	68

Total recoveries	755	469	554	642	282

Net charge-offs	7,613	4,483	4,374	2,953	2,916
Allowance associated with acquired institution	—	855	—	—	—
Allowance sold with divestiture	—	—	—	—	353
Provision for credit losses	3,500	3,000	4,150	6,098	4,450

Allowance for credit losses at end of period	$26,609	$30,722	$31,350	$31,574	$28,429

Nonperforming Assets
Nonperforming loans—nonaccrual	$16,369	$33,887	$19,788	$20,089	$20,569
Real estate acquired by foreclosure	1,497	2,124	2,669	4,736	5,177
Other repossessed assets	1,189	169	237	89	97

Total nonperforming assets	$19,055	$36,180	$22,694	$24,914	$25,843

Potential problem loans	$66,055	$66,482	$72,984	$80,687	$65,897

Accruing loans past due 90 days or more	$21	$35	$5,118	$110	$334

Ratios
Period-end allowance for credit losses to period-end loans	1.24%	1.42%	1.35%	1.19%	1.16%
Net charge-offs to average loans (1)	1.42%	0.85%	0.65%	0.45%	0.48%
Period-end allowance for credit losses to nonperforming loans	162.56%	90.66%	158.43%	157.17%	138.21%
Nonperforming assets to period-end loans, real estate acquired by foreclosure and other repossessed assets	0.89%	1.68%	0.98%	0.94%	1.05%
Nonperforming loans to period-end loans	0.76%	1.57%	0.85%	0.76%	0.84%
Nonperforming assets to period-end assets	0.60%	1.13%	0.73%	0.72%	0.80%

STERLING BANCSHARES, INC.

DISCONTINUED OPERATIONS INCOME STATEMENT (Unaudited)

(dollars in thousands, except for per share data)

	Quarter Ended
	Mar. 31, 2004	Dec. 31, 2003	Sept. 30, 2003	June 30, 2003	Mar. 31, 2003
Net interest income after provision for credit losses	$—	$—	$(699)	$(2,766)	$(942)

Noninterest income:
Gain on the sale of mortgage loans	—	—	9,237	13,813	11,571
Mortgage origination income	—	—	6,228	9,422	8,173
Gain on the sale of Sterling Capital Mortgage Company	—	1,800	45,983	—	—
Other	—	—	2,889	2,788	2,387

Total noninterest income	—	1,800	64,337	26,023	22,131

Noninterest expense:
Salaries and employee benefits	—	—	8,105	8,104	8,037
Occupancy expense	—	—	3,356	3,215	2,849
Technology	—	—	299	286	293
Professional fees	—	—	341	207	225
Postage and delivery charges	—	—	398	424	409
Mortgage servicing rights amortization and impairment	—	—	1,155	11,556	3,904
Minority interest expense	—	—	3	(387)	424
Other	—	699	5,555	2,386	2,221

Total noninterest expense	—	699	19,212	25,791	18,362

Income from discontinued operations before income taxes	—	1,101	44,426	(2,534)	2,827
Provision for income taxes	—	407	24,510	(984)	1,131

Income from discontinued operations	$—	$694	$19,916	$(1,550)	$1,696

Earnings per share from discontinued operations:
Basic	$—	$0.01	$0.45	$(0.04)	$0.04

Diluted	$—	$0.01	$0.44	$(0.03)	$0.04

STERLING BANCSHARES, INC.

FOOTNOTES TO EARNINGS RELEASE

(1)	Interim periods annualized

(2)	On January 1, 2004, the Company adopted FIN 46R, Consolidation of Variable Interest Entities. Upon adoption, the trusts that previously issued the outstanding company-obligated mandatorily redeemable trust preferred securities were deconsolidated from the Company's consolidated financial statements. Instead, the junior subordinated debentures issued by the Company to these subsidiary trusts are shown as liabilities in the consolidated balance sheets and interest expense associated with the junior subordinated debentures are shown in the consolidated statements of income. The consolidated financial statements and resultant interest yields and other financial ratios have been restated to reflect the adoption of FIN 46R. Adoption of FIN 46R did not affect previously reported amounts for net income or equity.